Exhibit (e)(2)

ETF DISTRIBUTION AGREEMENT

EXHIBIT A

Effective as of September 10, 2024

FUNDS

Innovator ETFs Trust

•	Innovator IBD® 50 ETF
•	Innovator IBD® Breakout Opportunities ETF
•	Innovator Loup Frontier Tech ETF
•	Innovator Laddered Allocation Buffer ETF
•	Innovator Laddered Allocation Power Buffer ETF
•	Innovator S&P Investment Grade Preferred ETF
•	Innovator U.S. Equity Buffer ETF – January
•	Innovator U.S. Equity Buffer ETF – February
•	Innovator U.S. Equity Buffer ETF – March
•	Innovator U.S. Equity Buffer ETF – April
•	Innovator U.S. Equity Buffer ETF – May
•	Innovator U.S. Equity Buffer ETF – June
•	Innovator U.S. Equity Buffer ETF – July
•	Innovator U.S. Equity Buffer ETF – August
•	Innovator U.S. Equity Buffer ETF – September
•	Innovator U.S. Equity Buffer ETF – October
•	Innovator U.S. Equity Buffer ETF – November
•	Innovator U.S. Equity Buffer ETF – December
•	Innovator U.S. Equity Power Buffer ETF – January
•	Innovator U.S. Equity Power Buffer ETF – February
•	Innovator U.S. Equity Power Buffer ETF – March
•	Innovator U.S. Equity Power Buffer ETF – April

•	Innovator U.S. Equity Power Buffer ETF – May
•	Innovator U.S. Equity Power Buffer ETF – June
•	Innovator U.S. Equity Power Buffer ETF – July
•	Innovator U.S. Equity Power Buffer ETF – August
•	Innovator U.S. Equity Power Buffer ETF – September
•	Innovator U.S. Equity Power Buffer ETF – October
•	Innovator U.S. Equity Power Buffer ETF – November
•	Innovator U.S. Equity Power Buffer ETF – December
•	Innovator U.S. Equity Ultra Buffer ETF – January
•	Innovator U.S. Equity Ultra Buffer ETF – February
•	Innovator U.S. Equity Ultra Buffer ETF – March
•	Innovator U.S. Equity Ultra Buffer ETF – May
•	Innovator U.S. Equity Ultra Buffer ETF – April
•	Innovator U.S. Equity Ultra Buffer ETF – June
•	Innovator U.S. Equity Ultra Buffer ETF – July
•	Innovator U.S. Equity Ultra Buffer ETF – August
•	Innovator U.S. Equity Ultra Buffer ETF – September
•	Innovator U.S. Equity Ultra Buffer ETF – October
•	Innovator U.S. Equity Ultra Buffer ETF – November
•	Innovator U.S. Equity Ultra Buffer ETF – December
•	Innovator International Developed Power Buffer ETF – January
•	Innovator International Developed Power Buffer ETF – February
•	Innovator International Developed Power Buffer ETF – March
•	Innovator International Developed Power Buffer ETF – April
•	Innovator International Developed Power Buffer ETF – June
•	Innovator International Developed Power Buffer ETF – May
•	Innovator International Developed Power Buffer ETF – July
•	Innovator International Developed Power Buffer ETF – August
•	Innovator International Developed Power Buffer ETF – September
•	Innovator International Developed Power Buffer ETF – October
•	Innovator International Developed Power Buffer ETF – November
•	Innovator International Developed Power Buffer ETF – December
•	Innovator Emerging Markets Power Buffer ETF – January
•	Innovator Emerging Markets Power Buffer ETF – April
•	Innovator Emerging Markets Power Buffer ETF – July
•	Innovator Emerging Markets Power Buffer ETF – October
•	Innovator U.S. Small Cap Power Buffer ETF – January
•	Innovator U.S. Small Cap Power Buffer ETF – April
•	Innovator U.S. Small Cap Power Buffer ETF – June
•	Innovator U.S. Small Cap Power Buffer ETF – July
•	Innovator U.S. Small Cap Power Buffer ETF – August
•	Innovator U.S. Small Cap Power Buffer ETF – September
•	Innovator U.S. Small Cap Power Buffer ETF – October
•	Innovator Growth-100 Power Buffer ETF – January
•	Innovator Growth-100 Power Buffer ETF – April
•	Innovator Growth-100 Power Buffer ETF – June
•	Innovator Growth-100 Power Buffer ETF – July
•	Innovator Growth-100 Power Buffer ETF – August
•	Innovator Growth-100 Power Buffer ETF – September
•	Innovator Growth-100 Power Buffer ETF – October
•	Innovator 20+ Year Treasury Bond Floor 5 ETF – Quarterly
•	Innovator 20+ Year Treasury Bond Buffer 9 ETF – July
•	Innovator Double Stacker ETF – January
•	Innovator Double Stacker 9 Buffer ETF – January
•	Innovator Triple Stacker ETF – January
•	Innovator U.S. Equity Accelerated ETF – January

•	Innovator U.S. Equity Accelerated ETF – April
•	Innovator U.S. Equity Accelerated ETF – July
•	Innovator U.S. Equity Accelerated ETF – October
•	Innovator U.S. Equity Accelerated Plus ETF – January
•	Innovator U.S. Equity Accelerated Plus ETF – April
•	Innovator U.S. Equity Accelerated Plus ETF – July
•	Innovator U.S. Equity Accelerated Plus ETF – October
•	Innovator U.S. Equity Accelerated 9 Buffer ETF – January
•	Innovator U.S. Equity Accelerated 9 Buffer ETF – April
•	Innovator U.S. Equity Accelerated 9 Buffer ETF – July
•	Innovator U.S. Equity Accelerated 9 Buffer ETF – October
•	Innovator U.S. Equity Accelerated ETF – Quarterly
•	Innovator Growth Accelerated ETF – Quarterly
•	Innovator Growth Accelerated Plus ETF – January
•	Innovator Growth Accelerated Plus ETF – April
•	Innovator Growth Accelerated Plus ETF – July
•	Innovator Growth Accelerated Plus ETF – October
•	Innovator Defined Wealth Shield ETF
•	Innovator Buffer Step-Up Strategy ETF
•	Innovator Power Buffer Step-Up Strategy ETF
•	Innovator Hedged TSLA Strategy ETF
•	Innovator Uncapped Accelerated U.S. Equity ETF
•	Innovator Gradient Tactical Rotation Strategy ETF
•	Innovator Equity Managed Floor ETF
•	Innovator U.S. Small Cap Managed Floor ETF
•	Innovator Nasdaq-100® Managed Floor ETF
•	Innovator Hedged Nasdaq-100 ETF
•	Innovator Premium Income 10 Barrier ETF – April
•	Innovator Premium Income 20 Barrier ETF – April
•	Innovator Premium Income 30 Barrier ETF – April
•	Innovator Premium Income 40 Barrier ETF – April
•	Innovator Premium Income 9 Buffer ETF – April
•	Innovator Premium Income 15 Buffer ETF – April
•	Innovator Premium Income 10 Barrier ETF – July
•	Innovator Premium Income 20 Barrier ETF – July
•	Innovator Premium Income 30 Barrier ETF – July
•	Innovator Premium Income 40 Barrier ETF – July
•	Innovator Premium Income 10 Barrier ETF – October
•	Innovator Premium Income 20 Barrier ETF – October
•	Innovator Premium Income 30 Barrier ETF – October
•	Innovator Premium Income 40 Barrier ETF – October
•	Innovator Premium Income 9 Buffer ETF – October
•	Innovator Premium Income 15 Buffer ETF – October

•	Innovator Equity Defined Protection ETF – 2 Yr to July 2025
•	Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly
•	Innovator U.S. Equity 10 Buffer ETF – Quarterly
•	Innovator Equity Defined Protection ETF – 2 Yr to January 2026
•	Innovator Equity Defined Protection ETF – 2 Yr to April 2026
•	Innovator Premium Income 10 Barrier ETF – January
•	Innovator Premium Income 20 Barrier ETF – January
•	Innovator Premium Income 30 Barrier ETF – January
•	Innovator Premium Income 40 Barrier ETF – January
•	Innovator Premium Income 9 Buffer ETF – January
•	Innovator Premium Income 15 Buffer ETF – January
•	Innovator Nasdaq-100 10 Buffer ETF – Quarterly
•	Innovator U.S. Small Cap 10 Buffer ETF – Quarterly
•	Innovator International Developed 10 Buffer ETF – Quarterly
•	Innovator Emerging Markets 10 Buffer ETF – Quarterly
•	Innovator Premium Income 9 Buffer ETF – July
•	Innovator Premium Income 15 Buffer ETF – July
•	Innovator Equity Defined Protection ETF – 2 Yr to July 2026
•	Innovator Equity Defined Protection ETF – 1 Yr July
•	Innovator Equity Defined Protection ETF – 1 Yr August
•	Innovator Equity Defined Protection ETF – 1 Yr September
•	Innovator Equity Defined Protection ETF – 6 Mo Jan/Jul